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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 27, 2005
                                                 -------------------------------


                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                           1-9924                        52-1568099
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

              399 Park Avenue, New York, New York          10043
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           (Address of principal executive offices)     (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                 CITIGROUP INC.
                           Current Report on Form 8-K


Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

    Exhibits:

    Exhibit No.     Description
    -----------     -----------

      1.01 Terms Agreement, dated October 24, 2005, among Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.'s 9% Select EQUity Indexed NoteS(SM) Based Upon the Common Stock of eBay Inc. Due November 9, 2006.

      4.01 Form of Note for Citigroup Funding Inc.'s 9% Select EQUity Indexed NoteS(SM) Based Upon the Common Stock of eBay Inc. Due November 9, 2006.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: October 27, 2005                      CITIGROUP INC.



                                             By: /s/ Eric L. Wentzel
                                                 -------------------------------
                                                 Name: Eric L. Wentzel
                                                 Title: Assistant Treasurer